UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J.B. HUNT TRANSPORT SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of Incorporation or Organization)	Commission File Number	(IRS Employer Identification No.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS

On April 8, 2021, we issued a news release announcing that, due to the ongoing public health impact of the COVID-19 pandemic, the Company will provide audio conference call access for its stockholders to listen remotely to its Annual Meeting of Stockholders on April 22, 2021. As previously announced, the Company’s Annual Meeting of Stockholders will be held Thursday, April 22, 2021, at 10:00 a.m. (CDT) at the Company’s headquarters, located at 615 J.B. Hunt Corporate Drive in Lowell, Arkansas. Only stockholders of record on February 16, 2021, will be entitled to vote at the meeting or any adjournments thereof. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	News release dated April 8, 2021, issued by J.B. Hunt Transport Services, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 8th day of April, 2021.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow
John Kuhlow
Chief Financial Officer,
Executive Vice President
(Principal Financial Officer)

Exhibit 99.1

J.B. Hunt Transport Services, Inc.	Contact: A. Brad Delco
615 J.B. Hunt Corporate Drive	Vice President, Finance & Investor Relations
Lowell, Arkansas 72745	(479) 820-2723
(NASDAQ: JBHT)

FOR IMMEDIATE RELEASE

J.B. HUNT TRANSPORT SERVICES, INC. ANNOUNCES REMOTE AUDIO ACCESS
TO ANNUAL MEETING OF STOCKHOLDERS

LOWELL, Ark., April 8, 2021 - J.B. Hunt Transport Services, Inc., (NASDAQ: JBHT) (the “Company”) announced today that, due to the ongoing public health impact of the COVID-19 pandemic, the Company will provide audio conference call access for stockholders to listen remotely to its Annual Meeting of Stockholders. As previously announced, the Company’s Annual Meeting of Stockholders will be held Thursday, April 22, 2021, at 10:00 a.m. (CDT) at the Company’s corporate headquarters, located at 615 J.B. Hunt Corporate Drive in Lowell, Arkansas.

The Company encourages stockholders as of February 16, 2021 (the “Record Date”), to take advantage of this remote opportunity considering current public health conditions. The 2021 Annual Meeting will consist of official business only. Management does not plan to present an informal business update during the meeting.

The audio conference call of the 2021 Annual Meeting of Stockholders will be available live during the meeting on April 22, 2021. This will be a listen-only feature. Stockholders as of the Record Date who wish to remotely listen to the meeting must register here before 10:00 a.m. (CDT) on April 21, 2021, to receive a dial-in number, personal access code and meeting agenda.

To protect the health and safety of those attending the Annual Meeting, only stockholders as of the Record Date will be entitled to attend the meeting or any adjournments thereof. All in-person attendees, excluding preauthorized employees, must notify the Company of their intention to attend the Annual Meeting in-person before 10:00 a.m. (CDT) on April 21, 2021, by emailing Amy.Bain@JBHunt.com or calling 479-820-8111. In-person attendees must also:

●	respond to the Company’s COVID-19 visitor screening questionnaire prior to attendance and upon arrival;
●	wear a face covering at all times while inside the Company’s corporate buildings;
●	maintain a minimum six-foot distance from others at all times while inside the Company’s corporate buildings; and
●

if shares are held through a broker, bank or other nominee (beneficial owners), provide proof of stock ownership as of the Record Date, such as a brokerage or account statement, before being admitted to the meeting.

Stockholders voting their shares by proxy do not need to attend the Annual Meeting, unless they wish to revoke their proxy and vote in-person. Stockholders who choose to listen to the meeting remotely will need to submit their proxy prior to the Annual Meeting if they wish to have their shares voted at the meeting. The Company urges all stockholders of record as of the Record Date to promptly submit their proxy by completing, signing, dating and mailing the previously provided proxy card; by voting online; or by calling the toll-free telephone number listed on the proxy card. The Company will publish final voting results of the Annual Meeting on a Form 8-K within four business days after the Annual Meeting.

This press release may contain forward-looking statements, which are based on information currently available. Actual results may differ materially from those currently anticipated due to a few factors, including, but not limited to, those discussed in Item 1A of our Annual Report filed on Form 10-K for the year ended December 31, 2020. We assume no obligation to update any forward-looking statement to the extent we become aware that it will not be achieved for any reason. This press release and additional information will be available immediately to interested parties on our website, www.jbhunt.com.

About J.B. Hunt

J.B. Hunt Transport Services, Inc., an S&P 500 company, provides innovative supply chain solutions for a variety of customers throughout North America. Utilizing an integrated, multimodal approach, the company applies technology-driven methods to create the best solution for each customer, adding efficiency, flexibility, and value to their operations. J.B. Hunt services include intermodal, dedicated, refrigerated, truckload, less-than-truckload, flatbed, single source, final mile, and more. J.B. Hunt Transport Services, Inc. stock trades on NASDAQ under the ticker symbol JBHT and is a component of the Dow Jones Transportation Average. J.B. Hunt Transport, Inc. is a wholly owned subsidiary of JBHT. For more information, visit www.jbhunt.com.